Supplement dated July 15, 2026, to the following Minnesota Life Insurance Company Prospectus dated May 1, 2026:

•	AccumuLink™ Advance

This prospectus supplement updates and supplements the information contained in the product prospectus dated May 1, 2026, and any supplements thereto. Defined terms used within this supplement that are not otherwise defined herein shall have the same meanings as those given in the May 1, 2026, prospectus.

The following replaces the second paragraph following the heading “Limits on Index Gains” within the “Description of the Insurance Company and Account Options” section:

The Caps and Participation Rates for each Indexed Account will be declared before the start of each Crediting Period and will not change during an Indexed Account’s Crediting Period. The minimum Cap that may be offered under this Contract is 1%. The minimum Participation Rate that may be offered under this Contract is 10%.

The current Indexed Account Caps and Participation Rates offered at Contract issue can be found at the following website address: https://advisor.securian.com/annuitypresentations/annuityrates/notifications/rila.pdf, and are incorporated herein by reference. The current Cap and Participation Rates offered for renewing Indexed Accounts in existing Contracts can be found at the following website address: https://advisor.securian.com/annuitypresentations/
annuityrates/rila_renewal.html and are incorporated herein by reference.

The following replaces the first paragraph of Appendix A – Account Options Available Under the Contract:

The following is a list of Indexed Account options currently available under the Contract. We may change the features of the Indexed Accounts listed below (including the Index and the current limits on Index gains and losses), offer new Indexed Account options, and terminate existing Indexed Account options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains for Contracts at issue is available at https://advisor.securian.com/annuitypresentations/annuityrates/
notifications/rila.pdf. The current Cap and Participation Rates offered for renewing Indexed Accounts in existing Contracts can be found at the following website address: https://advisor.securian.com/annuitypresentations/
annuityrates/rila_renewal.html, The Contract offers Indexed Account options with 1-year or 6-year Crediting Periods; Indexed Account options with 6-year Crediting Periods are only available at the time of Contract purchase.

Please retain this supplement for future reference.

F112251 07-2026